UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-23407

YieldStreet Alternative Income Fund Inc.

(Exact Name of Registrant as Specified in the Charter)

300 Park Avenue, 15th Floor
New York, NY 10022
(Address of Principal Executive Offices)

(844) 943-5378
(Registrant’s Telephone Number, Including Area Code)

Ivor C. Wolk, Esq.

General Counsel
YieldStreet Alternative Income Fund Inc.
300 Park Avenue, 15th Floor
New York, NY 10022
(Name and address of agent for service)

COPIES TO:

Nicole Simon, Esq.
Stradley Ronon Stevens & Young LLP
100 Park Avenue, Suite 2000
New York, NY 10017
Tel: (212) 812-4137

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1, 2023 – December 31, 2023

Item 1. Reports to Stockholders.

(a)           The following is a copy of the report transmitted to shareholders of the YieldStreet Alternative Income Fund Inc. (the “Registrant or “Fund”) pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Yieldstreet

Yieldstreet Alternative Income Fund, Inc.

(formerly Yieldstreet Prism Fund, Inc.)

Annual Report

2023

Yieldstreet

Yieldstreet Alternative Income Fund, Inc.

Copyright © 2023 Yieldstreet Alternative Income Fund, Inc.
All Rights Reserved

Yieldstreet

Yieldstreet Alternative Income Fund, Inc.

Copyright © 2023 Yieldstreet Alternative Income Fund, Inc.
All Rights Reserved

YieldStreet Alternative Income Fund	Management Discussion of Fund Performance
December 31, 2023 (Unaudited)
Dear Stockholders,

Thank you once again for your interest in the YieldStreet Alternative Income Fund Inc. (the “Fund”). We appreciate and value the trust and confidence you have placed with us through your investment. Below you’ll find the annual report, which covers the twelve-month period ended December 31, 2023.

Fund Performance

For the fiscal year period ended December 31, 2023, the Fund posted a total return of 10.19%, compared to the 5.53% return of the Bloomberg Barclays US Aggregate Index and 12.92% of the S&P High Yield Corporate Bond Index.

The Fund is not managed to any specific benchmark and the index listed above is for reference purposes only.

Fund Update

At the outset of 2023, we witnessed a prolonged standoff between persistent inflation and an equally determined Federal Reserve, committed to steering the economy's trajectory. As this struggle persisted, market participants grew apprehensive about a potential severe recession and repeatedly attempted to forecast the timing of "peak rates". As we reflect on 2023, the much-desired "soft landing" appears increasingly plausible to many, with recent public market performance reflecting this optimism. Although the market appears more stable, there persist economic and geopolitical challenges that could introduce negative volatility into the public markets throughout 2024.

In light of this backdrop, our confidence in the strength of private markets remains steadfast. Capital inflows into private markets continue to gather momentum as investors seek to enhance the risk-return profile of their portfolios.

We anticipate that 2024 will present a wide array of private market opportunities as the economy navigates through the current inflation and rate cycle, leading to the repricing of assets and risk.

In 2023, traditional banking institutions notably reduced their lending operations, leaving room for private lenders to step in. We foresee this "Golden Age" of private credit, marked by substantial available funds for deployment, more robust borrowers, and investor-friendly arrangements, persisting into 2024. Moreover, given the substantial volume of debt maturing in the next couple of years, we expect a distinctive landscape for opportunistic refinancing solutions in 2024. Our adaptability as credit investors will position us favorably to pursue these potentially appealing opportunities.

As the real estate environment regains its footing, resetting property valuations and elevated interest rates have created both headwinds and tailwinds for investors. The nuances of location, sector, and investment approach are paramount in this evolving landscape.

The Fund’s performance benefited from our varied underlying exposures. Investments in specialty finance and private credit had the greatest contribution to return over the fiscal year. In addition, the Fund benefitted from capital being deployed in income generating assets. As interest rates rose, we observed that the Fund’s alternative lenders and specialty finance companies had the opportunity to move up the credit spectrum while still pursuing attractive yields. However, positions in real estate came under pressure as higher interest rates caused a slowdown in transaction volume.

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YieldStreet Alternative Income Fund	Management Discussion of Fund Performance
December 31, 2023 (Unaudited)

We continue to have strong conviction in longer-dated assets and assets that we believe exhibit strong risk-adjusted returns. Yieldstreet’s investment team has been selective in deploying capital in assets that fit the risk and return profile of the Fund and provide what we believe to be attractive income profiles. Looking forward, we believe the current macroeconomic backdrop has enhanced the yield and risk-adjusted return profile for income generating private market investments. Each of the Fund’s allocations to these asset classes is expected to support our investment strategy, and we believe they are well positioned to perform in varied market environments.

Sincerely,

Ted Yarbrough, Chief Investment Officer and Co-Portfolio Manager

Sirisha Prasad, Co-Portfolio Manager

Performance quoted herein represents past performance, which is not a guarantee of future results. Returns for periods greater than one year are annualized. All investing involves risk, including the loss of principal. Investment returns and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than the returns quoted herein.

Investors should carefully consider the investment objectives, risks, charges and expenses of the YieldStreet Alternative Income Fund before investing. The prospectus for the YieldStreet Alternative Income Fund contains this and other information about the Fund and can be obtained by emailing investments@yieldstreetalternativeincomefund.com or by referring to www.yieldstreetalternativeincomefund.com. The prospectus should be read carefully before investing in the Fund.

Investments in the Fund are not bank deposits (and thus not insured by the FDIC or by any other federal governmental agency) and are not guaranteed by Yieldstreet or any other party.

The securities described in the prospectus are not offered for sale in the states of Nebraska or North Dakota or to persons resident or located in such states. No subscription for the sale of Fund shares will be accepted from any person resident or located in Nebraska or North Dakota.

An investment in the Fund is not suitable for investors that require short-term liquidity. The Fund’s shares have no history of public trading, are not publicly traded, and you should not expect to be able to sell your shares regardless of how the Fund performs. The Fund’s are currently not listed on any securities exchange and there is no expectation that a secondary market for the Fund’s shares will develop in the future. Pursuant to its Share Repurchase Program, the Fund intends to periodically repurchase shares from the Fund’s investors, subject to the discretion of the Fund’s Board of Directors, but only a limited number of shares will be eligible for repurchase by the Fund.

Annual Report | December 31, 2023	3

YieldStreet Alternative Income Fund	Fund Overview
December 31, 2023 (Unaudited)

Average Annual Total Returns (as of December 31, 2023)

						Since
	1 Month	Quarter	6 Month	1 Year	3 Year	Inception*
YieldStreet Alternative Income Fund Inc. – NAV	0.10%	2.28%	3.15%	10.19%	6.04%	5.93%
Bloomberg Barclays US Aggregate Index**	3.83%	6.82%	3.37%	5.53%	-3.31%	-2.27%
S&P US High Yield Index**	3.58%	6.90%	7.35%	12.92%	1.71%	4.49%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-844-943-5378 or by visiting www.yieldstreetalternativeincomefund.com.

*	Fund’s inception date is March 9, 2020.

**	The Bloomberg Barclays US Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS. The S&P U.S. High Yield Corporate Bond Index measures the performance of U.S. dollar-denominated, high-yield corporate bonds issued by companies whose country of risk use official G-10 currencies, excluding those countries that are members of the United Nations Eastern European Group. Qualifying securities must have a below-investment-grade rating and maturities of one or more months. The Bloomberg Barclays US Aggregate Bond Index and S&P US High Yield Index are not adjusted to reflect sales changes, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Indices are unmanaged and unlike the Fund, it is not affected by cash flow. It is not possible to invest directly in the Indices.

For illustrative purposes only. All figures represent past performance and are not indicative of future results. No investment strategy can guarantee performance results.

Total returns are based on changes in NAV. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses.

Total return assumes the reinvestment of all distributions.

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YieldStreet Alternative Income Fund	Fund Overview
December 31, 2023 (Unaudited)

Performance of $10,000 Initial Investment (as of December 31, 2023)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings (as a % of Net Assets)*

YS AVN-AVT V LLC	9.95%
Urban Standard Capital, LLC (199 Chrystie)	6.83%
Choice Hotels Cheyenne	5.30%
Invictus Real Estate Partners	5.30%
Octane Lending Inc.	4.92%
Keystone - Villa Fifty2	4.77%
GWT C Mtge, Series 2019- WOLF	4.68%
Lending Point	4.01%
BAMLL B Mtge, Series 2018- DSNY	3.97%
Harrison Yards Project	3.77%
Top Ten Holdings	53.51%

Portfolio Composition (as a % of Net Assets)*

First- Lien Senior Secured Term loans	36.36%
Commercial Mortgage Backed Securities	17.84%
Preferred Equity	16.70%
Corporate Bond	8.91%
Investments in Investee Funds	8.90%
Money Market Mutual Funds	7.23%
Unsecured Debt	4.83%
Equity	4.01%
Other Liabilities in excess of Assets	(4.78)%
Total	100.00%

*       Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | December 31, 2023	5

YieldStreet Alternative Income Fund	Consolidated Schedule of Investments
December 31, 2023

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
NON-AFFILIATED INVESTMENTS
UNSECURED DEBT - 4.83%(b)
SUPPLY CHAIN FINANCE - 4.83%(c)
Raistone Purchasing LLC(d)(e)	N/A	N/A	05/01/2024	$2,247,656	$2,091,093
Raistone Purchasing LLC - First Brands T13, TL(d)(e)	N/A	N/A	06/05/2024	4,249,943	3,956,081
Total Supply Chain Finance					6,047,174

Total Unsecured Debt (Cost $6,134,209)					6,047,174

CORPORATE BOND - 8.91%(b)
Commercial Real Estate - 8.91%
A10 Capital, LLC, Series 2023-GTWY(e)	11.80%	1M SOFR + 8.50%	02/15/2028	3,000,000	2,998,620
A10 Capital, LLC, Series 2023-GTWY(e)	11.80%	1M SOFR + 7.25%	02/15/2028	2,000,000	1,999,320
Octane Lending Inc.	20.00%	N/A + –%	02/28/2028	6,152,070	6,152,070
Total Corporate Bond					11,150,010

Total Corporate Bond (Cost $11,151,647)					11,150,010

COMMERCIAL MORTGAGE BACKED SECURITIES - 17.84%(e)
BAMLL B Mtge, Series 2018-DSNY	6.77%	1M SOFR + 1.45%	09/15/2034	5,000,000	4,970,139
ESA B Mtge, Series 2021-ESH	6.81%	1M SOFR + 1.49%	07/15/2038	4,722,273	4,653,953
GWT C Mtge, Series 2019-WOLF	7.27%	1M SOFR + 1.95%	12/15/2036	5,900,000	5,855,383
MSC A Mtge, Series 2021-ILP	6.21%	1M SOFR + 0.89%	11/15/2036	2,461,859	2,415,087
MSC C Mtge, Series 2021-ILP	6.81%	1M SOFR + 1.49%	11/09/2024	1,993,408	1,942,755
TTN B Mtge, Series 2021-MHC	6.53%	1M SOFR + 1.21%	03/15/2038	2,521,583	2,483,009
Total Commercial Mortgage Backed Securities					22,320,326

Total Commercial Mortgage Backed Securities (Cost $22,103,437)					22,320,326

FIRST-LIEN SENIOR SECURED TERM LOANS - 36.36%
ART - 2.25%
Colette Capital LLC(b)(e)	12.50%	N/A + –%	07/20/2026	2,800,000	2,819,006
Total Art					2,819,006

See Notes to Consolidated Financial Statements.

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YieldStreet Alternative Income Fund	Consolidated Schedule of Investments
December 31, 2023

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
AUTO - 2.32%
Everberg Capital, LLC(b)(e)	9.50%	1M SOFR (1.00% Floor) + 8.50%	05/23/2028	$2,902,734	$2,902,803
Total Auto					2,902,803

COMMERCIAL REAL ESTATE - 11.93%(e)
Bridge - 3.77%(f)
Harrison Yards Project(b)	19.33%	1M US L +16.40% Cash, 2.68% PIK (0.25% Floor) + –%	06/30/2024	4,000,621	4,722,739
Hotel - 6.57%
BIH Owner, LLC(b)(f)	10.50%	7.00% Cash + 3.50% PIK	04/01/2024	1,464,401	1,573,858
Choice Hotels Cheyenne(b)(g)	9.75%	N/A + –%	08/31/2025	6,625,000	6,632,361
Shopping Centers - 1.60%
Avatar (SIC Leed Civic Plaza) TL(b)	9.25%	9.25%	01/31/2025	2,000,000	2,001,144
Total Commercial Real Estate					14,930,102

RESIDENTIAL REAL ESTATE - 19.86%
Condominium Inventory - 13.03%
Invictus Real Estate Partners(b)(e)	13.38%	1M SOFR (0.10% Floor) + 13.13%	03/24/2024	6,919,254	6,627,181
Keystone - Villa Fifty2(b)(e)	7.74%	7.74%	12/01/2024	6,000,000	5,973,801
Quadrant Finance Partners(b)	13.00%	17.88%	08/31/2028	3,600,000	3,701,370
Urban Standard Capital, LLC(b)(e)	13.45%	PRIME + 5.25%	03/24/2024	6,953,972	8,543,513
Total Residential Real Estate					24,845,865

Total First-Lien Senior Secured Term Loans (Cost $45,354,853)					45,497,776

EQUITY - 4.01%
Consumer Loans - 4.01%
Lending Point(b)(d)(e)(g)(m)	N/A	N/A	N/A	4,931,670	$5,022,008
Total Consumer Loans					5,022,008

Total Equity (Cost $4,931,670)					5,022,008

INVESTMENTS IN INVESTEE FUNDS - 8.90%
Asset Management - 2.86%
Blue Owl Credit Income Corp.(d)(e)	N/A	N/A	N/A	379,272	3,584,124
Total Asset Management					3,584,124

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2023	7

YieldStreet Alternative Income Fund	Consolidated Schedule of Investments

December 31, 2023

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
Legal - 6.04%(m)
9RPJ1 Partners, LP(d)(e)(g)	N/A	N/A	N/A	$5,263,852	$4,677,314
BWA20C(d)(e)	N/A	N/A	N/A	3,300,000	2,871,337
Total Legal					7,548,651

Total Investments in Investee Funds (Cost $10,235,419)					11,132,775

PREFERRED EQUITY - 16.70%(b)(d)(e)(m)
Consumer - 3.01%
Multi-family - 3.01%
EH YS Purchaser I LLC(b)(d)	N/A	N/A	N/A	3,781,639	3,767,771
Total Consumer					3,767,771

Residential Real Estate - 13.69%
Aviation - 9.96%
YS AVN-AVT V LLC(d)(h)	N/A	N/A	N/A	11,542,862	12,451,595
Multi-family - 3.73%
YS PP REQ I Hines Park, LLC(d)(i)	N/A	N/A	N/A	2,000,000	2,391,818
YS PP REQ II Southgate Apartments, LLC(d)(j)	N/A	N/A	N/A	2,000,000	2,273,789
Total Residential Real Estate					17,117,202

Total Preferred Equity (Cost $19,285,502)					20,884,973

			7-Day Yield	Shares
MONEY MARKET MUTUAL FUNDS - 7.23%(k)(l)
SEI Government Fund, Class F (SEOXX)			3.14%	9,045,910	$9,045,910
Total Money Market Mutual Funds (Cost $9,045,910)					9,045,910

Total Investments - 104.78% (Cost $128,242,647)					$131,100,952
Liabilities in Excess of Other Assets - (4.78)%					(5,978,094)
Net Assets - 100.00%					$125,122,858

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of December 31, 2023 was 5.47%

See Notes to Consolidated Financial Statements.

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YieldStreet Alternative Income Fund	Consolidated Schedule of Investments

December 31, 2023

1M US SOFR- 1 Month SOFR as of December 31, 2023 was 5.34%

PRIME - US Prime Rate as of December 31, 2023 was 8.50%

(a)	Floating or variable rate investment. The rate in effect as of December 31, 2023 is based on the reference rate, as described above, plus the displayed spread as of the securities' last reset date. The interest rate shown is the rate in effect as of year-end and changes periodically.
(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets (See Note 3).
(c)	These investments are purchased at a discount and accrete to par at the date the investments maturity, Raistone Purchasing, LLC the per annum rate was 15.44% for the Raistone Purchasing, LLC - First Brands T13, TL the per annum rate was 15.32%.
(d)	Non-income producing security.
(e)	Restricted Security; these securities may only be sold in transactions exempt from registration under the Securities Act of 1933.
(f)	Paid in kind security which may pay interest in additional par.
(g)	These investments have an unfunded commitment amount of $9,532,474 as of December 31, 2023.
(h)	Investment held through tax consolidated subsidiary YS-HP-S JV Corp.
(i)	Investment held through tax consolidated subsidiary YS PP REQ I, LLC
(j)	Investment held through tax consolidated subsidiary YS PP REQ II P, LLC
(k)	To obtain a copy of the Fund's shareholder report, please go to the Securities and Exchange Commission's website.
(l)	Money market fund; interest rate reflects seven-day effective yield on December 31, 2023.
(m)	Affiliated Company. See Note 5 in Notes to Financial Statements.

Below is a summary of the fund transactions with its affiliates during the year ended December 31, 2023:

Preferred Equity, Affiliated Investments

	Fair					Net Change in	Fair	Net
	Value at			Return		Unrealized	Value at	Realized
	December			of	Paydowns/	Gains	December	Gains	Dividend
Name of Issuer	31, 2022	Purchases	Sales	Capital	Distributions	(Losses)	31,2023	(Losses)	Income
YS PP REQ I, LLC	$2,299,881	$–	$–	$–	$–	$91,937	$2,391,818	$–	$–
YS PP REQ II, LLC	2,507,899	–	–	–	–	(234,110)	2,273,789	–	–
YS AVN-AVT V LLC	7,589,443	3,953,419	–	–	–	908,734	12,451,596	–	868,485
EH YS Purchaser I LLC	833,333	3,833,333	–	–	(885,027)	(13,868)	3,767,771	–	921,502
9RPJ1 Partners, LP	4,285,236	384,679	–	–	(407,918)	415,318	4,677,315	–	–
BWA20C	2,785,178	–	–	–	(166,945)	253,104	2,871,337	–	–
Lending Point	–	4,931,670	–	–	–	90,338	5,022,008	–	350
	$20,300,970	$13,102,658	$–	$–	$(1,459,890)	$1,511,453	$33,455,634	$–	$1,790,292

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2023	9

YieldStreet Alternative Income Fund	Consolidated Statement of Assets and Liabilities

December 31, 2023

ASSETS:
Investments, at value - non-affiliated (Cost $97,230,056)	$97,645,318
Investments, at value - affiliated (Cost $31,012,591)	33,455,632
Cash and Cash Equivalent (Note 2)	20,003,044
Interest receivable	369,662
Income tax receivable	56,880
Receivable due from Adviser (Note 5)	1,955,325
Receivable for fund shares sold	973,873
Deferred offering costs	211,009
Prepaid expenses and other assets	60,471
Total Assets	154,731,214

LIABILITIES:
Leverage facility	20,000,000
Payable for investment securities purchased	6,853,872
Prepaid loan interest	337,095
Accrued professional fees	329,070
Accrued investment advisory fees payable	278,544
Accrued administration fees (Note 5)	179,353
Interest due on leverage facility	155,025
Accrued transfer agent fees	29,098
Accrued compliance officer fees	7,512
Deferred tax liabilities	1,358,860
Other payables and accrued expenses	79,927
Total Liabilities	29,608,356
Net Assets	$125,122,858

COMPOSITION OF NET ASSETS:
Paid-in capital	$125,566,433
Total distributable earnings	(443,575)
Net Assets	$125,122,858

Common shares of beneficial interest outstanding, at $0.001 par value	13,624,788
Net Asset Value per Common Share	$9.18

See Notes to Consolidated Financial Statements.

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YieldStreet Alternative Income Fund	Consolidated Statement of Operations

For the Year Ended December 31, 2023

INVESTMENT INCOME:
Non-affiliated investments:
Interest	$7,516,349
Dividends	1,869,583
Other income (Note 2)	413,610
Affiliated Investments:
Dividends	1,790,337
Total Investment Income	11,589,879

EXPENSES:
Professional fees	1,230,855
Investment advisory fees (Note 5)	1,084,399
Interest expense and amortization of deferred offering costs	974,314
Fund administration fees (Note 5)	925,875
Insurance expense	199,969
Directors fees and expenses (Note 4)	167,319
Offering costs	66,732
Income tax expense/(benefit)	(64,541)
Other expenses	25,317
Total Expenses Before Waivers	4,610,239
Fees Waived or Reimbursed by the Administrator	(2,066,470)
Net Expenses	2,543,769
Net Investment Income, net of taxes from consolidated subsidiaries	9,046,110

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	(2,996,945)
Change in unrealized appreciation/(depreciation) on:
Investment securities	4,799,599
Deferred tax liabilities	(333,610)
Affiliated securities	1,550,450
Net change in unrealized appreciation/(depreciation), net of taxes	6,016,439
Net Realized and Unrealized Gain on Investments	3,019,494
Net Increase in Net Assets from Operations	$12,065,604

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2023	11

YieldStreet Alternative Income Fund	Consolidated Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
OPERATIONS:
Net investment income	$9,046,110	$8,503,006
Net realized loss	(2,996,945)	(2,092,908)
Change in unrealized appreciation/(depreciation)	6,016,439	(3,825,805)
Net Increase in Net Assets from Operations	12,065,604	2,584,293

TOTAL DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,832,478)	(4,683,833)
From tax return of capital	(2,847,501)	(4,713,447)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(10,679,979)	(9,397,280)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares	18,203,200	37,824,149
Net asset value of common shares issued to shareholders from reinvestment of dividends	7,151,696	6,420,524
Cost of shares redeemed from common shares	(17,740,414)	(16,796,371)
Net Increase from Capital Share Transactions	7,614,482	27,448,302
Net Increase in Net Assets	9,000,107	20,635,315

NET ASSETS:
Beginning of period	$116,122,751	$95,487,436
End of period	$125,122,858	$116,122,751

See Notes to Consolidated Financial Statements.

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YieldStreet Alternative Income Fund	Consolidated Statement of Cash Flows

For the Year Ended December 31, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$12,065,604
Adjustments to reconcile net increase in net assets from operations to net cash (used in)/provided by operating activities:
Purchases of investment securities	(115,078,435)
Proceeds from disposition of investment securities	96,446,908
Discounts accreted/premiums amortized	(923,390)
Net realized loss on:
Investment securities	2,996,945
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(4,799,599)
Affiliated securities	(1,550,450)
Net purchase of short-term investment securities	12,872,049
(Increase)/Decrease in assets:
Interest receivable	507,716
Income tax receivable	(56,880)
Dividend receivable	50,211
Investments paid in advance	3,440,000
Receivable due from Adviser	(1,421,464)
Deferred offering costs, net	(211,009)
Prepaid expenses and other assets	70,917
Increase/(Decrease) in liabilities:
Deferred tax liabilities	332,860
Accrued prepaid loan interest	257,113
Interest due on leverage facility	155,025
Accrued administration fees	110,296
Accrued custodian fees	(12,453)
Accrued trustees fees	(18,211)
Accrued investment advisory fees	(33,213)
Accrued compliance officer fees	(58,590)
Income tax payable	(106,138)
Accrued transfer agent fees	(109,598)
Accrued professional fees	(424,335)
Other payables and accrued expenses	(530,955)
Net Cash (Used in)/Provided by Operating Activities	3,970,924

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	20,000,000
Proceeds from shares sold - common shares	17,229,327
Cost of shares redeemed - common shares	(17,740,414)

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2023	13

YieldStreet Alternative Income Fund	Consolidated Statement of Cash Flows

For the Year Ended December 31, 2023

Distributions paid - common shareholders	(3,528,283)
Net Cash Provided by Financing Activities	15,960,630

Net Increase in Cash and Cash Equivalents	19,931,554
Cash and Cash Equivalents, beginning balance	71,490
Cash and Cash Equivalents, ending balance	$20,003,044

Non-cash activity:
Reinvestment of distributions	$7,151,696
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for taxes:	$96,320

RECONCILIATION OF UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash and Cash Equivalents	$71,490

RECONCILIATION OF UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash and Cash Equivalents	$20,003,044
Cash and Cash Equivalents, ending balance	$20,003,044

See Notes to Consolidated Financial Statements.

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YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

NOTE 1. ORGANIZATION

YieldStreet Alternative Income Fund (formerly, YieldStreet Prism Fund Inc.) (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund commenced operations on March 9, 2020. The Fund’s shares are not publicly traded.

The Fund’s investment objective is to generate current income and, as a secondary objective, capital appreciation. The Fund intends to seek to achieve its investment objective by primarily investing in debt securities and other credit instruments across multiple sectors, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (“Credit Investments”). Such Credit Investments may include instruments directly or indirectly secured by real or personal property.

YieldStreet Management, LLC (the ‘‘Adviser”) serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”). The Adviser is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the ‘‘SEC’’) under the Investment Advisers Act of 1940 (the ‘‘Advisers Act’’). The Adviser also serves as the Fund’s administrator, and in such capacity provides, or arranges for the provision of, the administration services necessary for the Fund to operate. The Adviser, in its capacity as the Fund’s administrator, expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Fund on its behalf.

On December 21, 2021 the Board of Directors approved to continue to operate as an evergreen fund with no termination date and, accordingly, the Fund does not intend to cease investment operations nor seek to liquidate the investment portfolio as of any specified date.

The Fund established wholly-owned subsidiaries, YP-HP-S JV Corp., YS PP REQ II P LLC and YS PP REQ I LLC, ("the Subsidiaries") which serve to hold equity or equity-like investments in partnerships. All intercompany balances are eliminated in consolidation. The Fund consolidates its Subsidiaries for accounting purposes but the Subsidiaries are not consolidated for U.S. federal income tax purposes and may incur U.S. federal income tax expense as a result.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying financial statements have been prepared in accordance with the investment company and accounting reporting guidance of the Financial Statement Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The accounting policies are in conformity with the accounting principles generally accepted in the United States of America (U.S. GAAP).

Use of Estimates: The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income, expense and gains and losses during the reported periods. Actual results could differ from those estimates and those differences could be material.

Annual Report | December 31, 2023	15

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

Changes in the economic environment, financial markets, credit worthiness of the Fund’s portfolio and any other parameters used in determining these estimates could cause actual results to differ materially.

Cash and Cash Equivalents: The Fund defines cash equivalents as securities that are readily convertible into known amounts of cash and near maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Fund deems that certain money market funds, U.S. Treasury bills, repurchase agreements, and other high quality, short-term debt securities would qualify as cash equivalents.

Restricted Cash: Restricted cash is subject to legal or contractual restriction by third parties as well as a restriction to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used.

Fair Value Measurements: The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. Fair value should be determined based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

Fair value measurements are determined quarterly, monthly, or daily within a within a framework that establishes a three-tier hierarchy which classifies fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Quoted prices are available in active markets for identical investments as of the reporting date.

Level 2 –	Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments that would generally be included in this category include publicly traded securities with restrictions on disposition, and certain convertible securities; and

Level 3 –	Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments is determined using valuation methodologies that consider a range of factors, including but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, valuations for comparable companies, current and projected operating performance and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed. Investments that are included in this category generally are privately held debt, equity, and certain convertible securities.

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YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of estimating fair value, those estimated values may be materially higher or lower than if the fair value was determined using observable inputs. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Investment Valuation: Under procedures established by the Fund’s Board of Directors, the fair value process is monitored by the Fund’s Audit Committee either directly or through the oversight of other committees, including the Adviser’s Internal Valuation Committee. The purpose of the Internal Valuation Committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues and approving changes to valuation methodologies and pricing sources. Meetings are held at least quarterly to discuss and analyze the significant assumptions utilized in the Adviser’s internally developed models and to review the valuations provided by third party pricing services and an independent valuation firm for reasonableness. In addition, the Fund utilizes broker quotes to value its structured notes. Money market fund investments are valued at the reported net asset value per share. If and when market quotations are unavailable or are deemed not to represent fair value, the Adviser will develop models to determine the fair value. An independent valuation firm reviews the valuation quarterly from the Adviser and develops their own appraisals. The Board of Directors is fully responsible for approving the fair values based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

Annual Report | December 31, 2023	17

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	The quarterly valuation process begins with investments initially valued by the Internal Valuation Group of the Adviser.

2.	The asset class team covering each of these investments and/or the Director of Portfolio Management & Restructuring review and approve the valuations before they are submitted to the Internal Valuation Committee for further review.

3.	An independent valuation firm is engaged by the Board of Directors to conduct independent appraisals by reviewing the Adviser’s internal valuations for the largest investments with total current fair value greater than or equal to 3% of the Fund’s Net Asset Value (as of the previous quarter), and then providing an assessment of the Adviser’s internal values.

4.	The Audit Committee of the Board of Directors reviews the valuations of our Adviser and the valuations prepared by the independent valuation firms and responds, if warranted, to the valuation recommendation of the independent valuation firms.

5.	The Board of Directors discusses valuations and determines in good faith the fair value of such investments based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

6.	Generally, new private investments purchased within 45 business days before the valuation date are held at the recent transaction price and not valued by an independent valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

The process above does not apply when the vendor price has been determined to be indicative of fair value. If there is a market dislocation, the Internal Valuation Committee will reconvene to revisit valuations intra quarter as needed.

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YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

Investments for which market quotations are not readily available are valued utilizing a market approach, an income approach, or cost approach, as appropriate. The market approach indicates the fair value of an asset or liability based on prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including businesses). In the context of securities valuation, market approach valuation techniques can include quoted prices in active markets and market multiple analyses based on comparables. The income approach indicates the fair value of an asset or liability based on discounting the future cash flows that an asset or liability can be expected to generate over its remaining life to a present value equivalent. The future cash flows are discounted at a rate that reflects the time value of money and the risk and uncertainty inherent in the projected cash flows. In the context of securities valuation, income approach valuation techniques can include discounted cash flow analyses and option pricing models (i.e., Black-Scholes). The cost approach is a valuation technique that uses the concept of replacement cost as an indicator of value. For valuing business and investment securities, this approach is typically referred to as an asset or net asset approach. The approach typically encompasses a liquidation method or a net asset value method. The liquidation method assumes the subject company will be liquidated in the near future and determines its estimated liquidation price for the company’s assets, including all fees and commissions the actual owner would incur to liquidate the company. The net asset value (also called adjusted book value) method makes adjustments to determine the fair value of the company. During the year ended December 31, 2023, there were no significant changes to the Fund’s valuation techniques and related inputs considered in the valuation process. The fair value of investments in investment partnerships, managed funds, and other investment funds (“Investee Fund(s)”) is generally determined using the reported net asset value per share of the Investee Fund, or its equivalent (“NAV”), as a practical expedient for fair value if the reported NAV of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies, in accordance with ASC 946. In order to use the practical expedient, the Investment Manager has internal processes to independently evaluate the fair value measurement process utilized by the underlying Investee Fund to calculate the Investee Fund's NAV in accordance with ASC 946. Such internal processes include the evaluation of the Investee Fund's process and related internal controls in place to estimate the fair value of its underlying investments that are included in the NAV calculation, performing ongoing operational due diligence, review of the Investee Fund's audited financial statements, and ongoing monitoring of other relevant qualitative and quantitative factors.

The fair value of investments in Investee Funds is reported net of management fees and incentive allocations/fees. The Investee Funds' management fees and incentive allocations/fees are reflected in realized and unrealized gain from investments in the Consolidated Statement of Operations.

Due to the inherent uncertainty of these estimates, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The investments in Investee Funds may involve varying degrees of interest rate risk, credit risk, foreign exchange risk, and market, industry or geographic concentration risk. While the Investment Manager monitors and attempts to manage these risks, the varying degrees of transparency into and potential illiquidity of the financial instruments held by the Investee Funds may hinder the Investment Manager's ability to effectively manage and mitigate these risks.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis for financial reporting purposes and amounts payable or receivable for trades not settled as of period end are reflected as liabilities and assets, respectively, in the Consolidated Statement of Assets and Liabilities. Realized gains and losses on investment transactions reflected in the Consolidated Statement of Operations are recorded on a trade date basis. Cost is determined by the specific identification method. Interest is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

Annual Report | December 31, 2023	19

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management's judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management's judgment.

Payment-In-Kind Income: Some of the Fund’s loans may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Fund capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK income generally becomes due at maturity of the investment or upon the investment being called by the issuer. Upon capitalization, PIK income is subject to the fair value estimates associated with their related investments. The Fund places investments on non-accrual status when principal or interest/dividend is not expected to be paid.

Expense Recognition: Expenses include management fees and may include professional fees, including but not limited to insurance expenses, legal fees, directors’ fees, audit and tax service expenses and other general and administrative expenses. Expenses are recorded on an accrual basis.

Other Income: Loan origination fees, original issue discount (“OID”), and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable. Upon the prepayment of a loan, prepayment premiums, any unamortized loan origination fees, OID, or market discounts are recorded as interest income. In addition, exit fees and prepayment fees are also included in other income and are recorded when earned.

Distributions: Distributions to common shareholders, which are determined in accordance with the Plan of Distribution set forth in the Fund’s prospectus and with federal income tax regulations, are recorded on the ex-dividend date. The Board of Directors expects to authorize, and the Fund intends to declare and pay ordinary cash distributions on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from the Fund’s tax earnings and profits.

In order to continue to qualify for RIC tax treatment, among other things, the Fund is required to distribute at least 90% of its investment company taxable income and intends to distribute all of the Fund’s investment company taxable income and net capital gains to common shareholders. The character of income and gains that the Fund will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

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YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

The Fund follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Penalties or interest, if applicable, that may be assessed relating to income taxes would be classified as other operating expenses in the financial statements. As of December 31, 2023, there were no uncertain tax positions and no amounts accrued for interest or penalties. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Fund files both federal and state income tax returns, the Fund’s major tax jurisdiction is federal. The Fund’s tax returns for each tax year since 2020 remains subject to examination by the Internal Revenue Service.

Recent Accounting Standards: In March 2020, the FASB issued Accounting Standards Update “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU 2020-04), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered based reference rates at the end of 2021. ASU 2022-06 has extended the sunset date for LIBOR transition relief until 2024. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. At this time, management believes the adoption of ASU 2020-04 will not have a material impact to the financial statements.

Annual Report | December 31, 2023	21

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

NOTE 3. INVESTMENTS

Fair Value Measurements and Disclosures: The following table presents the fair value measurement of investments by major class of investments as of December 31, 2023 according to the fair value hierarchy:

		Level 2 -	Level 3 -
		Significant	Significant
	Level 1 -	Observable	Unobservable
Investments at Value	Quoted Prices	Inputs	Inputs	Total
Unsecured Debt	$–	$–	$6,047,174	$6,047,174
Corporate Bond	–	–	11,150,010	11,150,010
Commercial Mortgage-Backed Securities	–	22,320,326	–	22,320,326
First-Lien Senior Secured Term Loans	–	–	45,497,776	45,497,776
Equity	–	–	5,022,008	5,022,008
Preferred Equity, Affiliated Investments	–	–	20,884,973	20,884,973
Money Market Mutual Funds	9,045,910	–	–	9,045,910
Total	$9,045,910	$22,320,326	$88,601,941	$119,968,177
Investments measured at net asset value(a)				$11,132,775
Total Investments at Fair Value(b)				$131,100,952

(a)	Investments valued using NAV as the practical expedient, an indicator of fair value.
(b)	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

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YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

		First Lien		Second Lien
		Senior		Senior
		Secured	Preferred	Secured	Structured	Unsecured	Corporate
	Equity	Term Loans	Equity	Term Loans	Notes	Debt	bond	Total
Balance as of December 31, 2022	$3,000,000	$52,700,786	$13,230,556	$1,078,029	$5,608,080	$10,267,566	$–	$85,885,017
Accrued Discount/ premium	–	(3,522)	–	–	–	373,416	(423)	369,471
Realized Gain/(Loss)	–	–	–	–	(2,321,944)	142,540	–	(2,179,404)
Change in Unrealized Appreciation/ (Depreciation)	90,338	866,434	706,881	–	3,691,920	(88,383)	(10,160)	5,257,032
Purchases	4,931,670	45,119,820	7,786,752	–	–	6,047,174	11,160,593	75,046,009
Sales Proceeds	(3,000,000)	(53,185,742)	(839,216)	(1,078,029)	(6,978,056)	(10,695,139)	–	(75,776,184)
Transfer into Level 3	–	–	–	–	–	–	–	–
Transfer Out of Level 3	–	–	–	–	–	–	–	–
Balance as of December 31, 2023	$5,022,008	$45,497,776	$20,884,973	$–	$–	$6,047,174	$11,150,010	$88,601,941
Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2023	$90,338	$866,434	$706,881	$–	$–	$(88,382)	$(10,160)	$1,565,112

Annual Report | December 31, 2023	23

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of December 31, 2023. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation techniques and methodologies when determining the Fund’s fair value measurements may be used. The below table is not intended to be all inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

		Valuation Techniques/			Weighted
Asset Category	Fair Value	Methodologies	Unobservable Input	Range	Average(1)
Unsecured Debt	$2,091,093 3,956,081	Recent Transaction Discount Rate	Recent Transaction Discount Rate	15.44%	15.44%
Corporate Bond	11,150,010	Recent Transaction	Recent Transaction
Senior Secured First Lien Term Loan	45,497,776	Discount Rate	Discount Rate	8.23%-23.98%	13.39%
Equity	5,022,008	Discount Rate	Discount Rate	19.70%	19.70%
Preferred Equity	16,219,366	Discount Rate	Discount Rate	13.25%-13.32%	13.27%
		Discount Rate /	Discount Rate /	8.75%-9.75%
	4,665,607	Cap Rate	Cap Rate	/7.0%
Grand Total	$88,601,941

(1)	The weighted average is calculated by multiplying the unobservable input by the weight of each investment over the sum of the fair value of the underlying investments.

The Fund utilized a discount rate analysis, and recent transaction price. The yield analysis technique is an analysis whereby expected cash flows of the loan are discounted to determine a present value using internal rate of return. Significant increases or decreases in the internal rate of return would result in an increase or decrease in the fair value measurement. The estimated recovery rate (“ERR”) is the rate the Fund is expected to recover of the investment at the conclusion of the recovery management process. This rate is based on an asset specific valuation framework that can utilize fair value of collateral, comparable transactions, discount cash flow analysis, and/or contingency based events.

The Net Asset Value (“NAV”) is determined using the reported net asset value per share of the Investee Fund, or its equivalent (“NAV”), as a practical expedient for fair value if the reported NAV of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies. In order to use the practical expedient, the Adviser has internal processes to independently evaluate the fair value measurement process utilized by the underlying investee fund to calculate the Investee Fund’s NAV.

Such internal processes include the evaluation of the investee fund’s policies and related internal controls in place to estimate the fair value of its underlying investments that are included in the NAV calculation, performing ongoing operational due diligence, review of the investee fund’s audited financial statements and ongoing monitoring of other relevant qualitative and quantitative factors. If the Adviser determines, based on its own due diligence and investment monitoring procedures, that the reporting NAV of an Investee Fund does not represent fair value, the Adviser shall estimate the fair value in good faith and as determined under U.S. GAAP and approved policies and procedures.

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YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

For recent transaction technique, generally, new private investments purchased within 45 business days before the valuation date are not reviewed by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

Valuation of Investments - The Board of the Fund has approved valuation policies and procedures adopted by the Adviser to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has designated the Adviser as its "valuation designee" pursuant to Rule 2a-5 under the 1940 Act, and in that role the Adviser is responsible for performing fair value determinations relating to all of the Fund's investments, including periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies, in accordance with valuation policies and procedures that have been approved by the Board. The Board ultimately is responsible for fair value determinations under the 1940 Act and satisfies its responsibility through the oversight of the valuation designee in accordance with Rule 2a-5.

Investment Transactions: Purchases and sales of investments, excluding short-term obligations, for the year ended December 31, 2023, were as follows:

Cost of Investments Purchased	$121,932,307
Proceeds from Investments Sold	$96,446,908

Restricted Securities: As of December 31, 2023, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Annual Report | December 31, 2023	25

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

Restricted securities as of December 31, 2023, were as follows:

	% of	Acquisition
Name of Issuer	Net Assets	Date	Shares/Par	Cost	Fair Value
9RPJ1 Partners, LP	3.74%	1/8/2021	5,263,852	$4,210,595	$4,677,314
A10 Capital, LLC	1.60%	2/10/2023	2,000,000	1,999,831	1,999,320
A10 Capital, LLC	2.40%	2/10/2023	3,000,000	2,999,746	2,998,620
Avatar (SIC Leed Civic Plaza) TL	1.60%	1/9/2023	2,000,000	2,000,000	2,001,144
BAMLL 2018-DSNY B MTG	3.97%	5/1/2023	5,000,000	4,941,040	4,970,139
BIH Owner, LLC	1.26%	7/22/2021	1,464,401	1,464,401	1,573,858
Blue Owl Credit Income Corp.	2.86%	1/3/2023	379,272	3,440,000	3,584,124
BWA20C	2.29%	6/17/2020	3,300,000	2,584,825	2,871,337
Choice Hotels - Cheyenne	5.30%	10/5/2023	6,625,000	6,632,361	6,632,361
Colette Capital LLC	2.25%	7/21/2023	2,800,000	2,800,000	2,819,006
EH YS Purchaser I LLC	3.01%	12/2/2022	3,781,639	3,742,640	3,767,771
ESA 2021 ESH B Mtg	3.72%	3/21/2023	4,722,273	4,597,504	4,653,953
Everberg Capital, LLC	2.32%	5/23/2022	2,902,734	2,902,734	2,902,803
GWT 2019-WOLF C Mtge	4.68%	3/30/2023	5,900,000	5,771,987	5,855,384
Harrison Yard Project	3.77%	12/10/2021	4,000,621	4,085,875	4,722,739
Invictus Real Estate Partners (Solaia Condos)	5.30%	03/25/2022	6,919,254	7,614,746	6,627,181
Keystone - Villa Fifty2	4.77%	6/28/2023	6,000,000	5,996,478	5,973,801
Lending Point	4.01%	9/22/2023	4,931,670	4,931,670	5,022,008
MSC 2021-ILP C Mtge	1.55%	5/2/2023	1,993,408	1,943,744	1,942,755
MSC 2021-ILP A Mtge	1.93%	9/27/2023	2,461,859	2,410,200	2,415,087
TTN 2021-MHC B Mtge	1.98%	3/30/2023	2,521,583	2,438,962	2,483,009
Raistone Purchasing LLC - First Brands T12	1.67%	11/2/2023	2,247,656	2,140,805	2,091,093
Raistone Purchasing LLC -First Brands T13, TL	3.16%	12/7/2023	4,249,943	3,993,404	3,956,081
Urban Standard Capital, LLC (199 Chrystie)	6.83%	3/11/2022	6,953,972	8,258,258	8,543,513
YS AVN-AVT V LLC	9.95%	8/7/2023	11,542,862	11,542,862	12,451,595
YS PP REQ I LLC (Hines Park Place)	1.91%	1/7/2021	2,000,000	2,000,000	2,391,818
YS PP REQ II LLC (Southgate Green Investors LLC Equity)	1.82%	2/2/2021	2,000,000	2,000,000	2,273,789
Total	89.68%			$109,444,668	$112,201,602

26	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

The following table summarizes investments in Investee Funds, by investment strategy, the unfunded commitment of each strategy (if applicable), and the amount of the investment in Investee Fund that cannot be redeemed as of period end because of redemption restrictions put in place by the Investee Funds.

		Non-Redeemable Investments
			Redemption
			Restriction
Investments in Investee Funds by Strategy	Unfunded Commitments	Amount	Commmencement Date(A)	Total
Asset Management	$–	$3,584,124	Various	$3,584,124
Legal	1,682,357	7,548,652	Various	7,548,652
Total	$1,682,357	$11,132,776		$11,132,776

(A)       Investments in Investee Funds cannot be redeemed until their respective liquidation date.

NOTE 4. FEES AND EXPENSES

Officers and Directors: Directors who do not also serve in an executive officer capacity for the Fund or the Adviser (the "Independent Directors") are entitled to receive annual cash retainer fees. The Fund will also reimburse each Independent Director for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting. The Independent Directors do not receive any pension or retirement benefits from the Fund nor does the Fund pay compensation to the directors who also serve in an executive officer capacity for the Fund or the Adviser. Amounts payable will be determined and paid quarterly in arrears. For the year ended December 31, 2023, $167,319 was paid to the Independent Directors of the Fund, which is included within the Consolidated Statement of Operations.

Custodian: Wilmington Savings Fund Society, FSB ("WSFS”) serves as the custodian bank of the Fund's assets pursuant to a custody agreement.

Transfer Agent: DST Asset Manager Solutions, Inc. (“DST”) serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

NOTE 5. RELATED PARTY TRANSACTIONS

Investment Advisory: Under the Investment Advisory Agreement, the Adviser is entitled to a management fee (the “Adviser Management Fee”). The Adviser Management Fee is calculated at an annual rate of 1.00% of the average of the Fund’s net assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters. The Adviser Management Fee is payable quarterly in arrears. Adviser Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Fund incurred expenses in the amount of $1,084,399 for Investment Advisory fees in the Consolidated Statement of Operations during the year ended December 31, 2023.

Annual Report | December 31, 2023	27

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

Due to Adviser: As of December 31, 2023, the Advisor owes the Fund $1,955,325, which include investment advisory fees and cancelled fund shares the Adviser paid on behalf of the Fund.

Administration: The Fund has also entered into an administration agreement (the “Administration Agreement") with the Adviser under which the Adviser, among other things, provides (or oversees, or arranges for, the provision of) the administrative services and facilities necessary for the Fund to operate. For providing these facilities and services, the Fund has agreed to reimburse the Adviser for the fees, costs and expenses incurred by the Adviser in performing its obligations and providing personnel and facilities. In addition, the Fund will reimburse any affiliate of the Adviser for any fees, costs and expenses incurred by such affiliate on behalf of the Adviser in connection with the Adviser’s provision of services to the Fund under the Administration Agreement.

The Fund will bear all fees, costs and expenses incurred in connection with the Fund’s operation, administration and transactions that are not specifically assumed by the Adviser pursuant to the Investment Advisory Agreement. The aggregate amount of fees, costs and expenses, including investment organizational and offering expenses, that may be paid by the Fund to the Adviser pursuant to the Administration Agreement in any calendar quarter will be limited to no more than 0.125% (0.50% annualized, the "Reimbursement Cap") of the Fund’s net assets (excluding cash and cash equivalents), as determined as of the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by the Fund during such calendar quarter, but excluding non- administrative expenses incurred by the Fund, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Adviser, any amounts not reimbursed with respect to a given calendar quarter will remain subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter.

Amounts due from the Adviser consist of expense support repayments, management fees, routine non-compensation overhead, operating expenses, tax expenses and offering expenses paid on behalf of the Fund. All balances due from the Adviser are settled quarterly. Pursuant to the Administration Agreement, the Adviser reimbursed fund expenses exceeding the Reimbursement Cap totaling $2,066,470 of which $2,066,470 is subject to recoupment by the Adviser through 2026. Since inception, the Adviser reimbursed fund expenses exceeding the Reimbursement Cap totaling $9,638,379 of which $5,143,208 is subject to recoupment by the Adviser.

As of December 31, 2023, the following amounts may be subject to recoupment by to the Adviser based upon their potential expiration dates:

2024	$1,416,209
2025	1,660,601
2026	2,066,470

As of December 31, 2023, ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s sub-administrator and to provide various administration, fund accounting, investor accounting and taxation services to the Fund. In consideration of these services, the Fund pays the Adviser, on a monthly basis. The Fund will reimburse the Adviser for certain out-of-pocket expenses incurred on behalf of the Fund.

28	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

Affiliated Investments: As defined in the 1940 Act, affiliated investments are due to holding the power to vote or owning 5% or more of the outstanding voting securities of the investment but not controlling the company. As of December 31, 2023, the Fund held greater than 5% of the following:

	Percentage of
Investments	Ownership	Market Value
9RPJ1 Partners, LP	17.07%	$4,677,314
BWA20C	15.71%	2,871,337
EH YS Purchaser I LLC	33.33%	3,767,771
Lending Point	14.29%	5,022,008
YS PP REQ II Southgate Apartments, LLC	13.30%	2,273,789
YS AVN-AVT V LLC	95.00%	12,451,595
YS PP REQ I LLC Hines Park, LLC	59.70%	2,391,818
Total Market Value		$33,455,632

NOTE 6. CAPITAL SHARE TRANSACTIONS

On March 9, 2020, the Fund completed its initial closing (the "Initial Closing"), selling the minimum number of shares required pursuant to the initial offering, and raised approximately $15,380,000 in gross proceeds. Investors can generally subscribe into the Fund on a weekly basis on that day's reported Net Asset Value ("NAV").

The Fund’s shares are not currently listed on any securities exchange. To purchase shares, an account must be established using the online investment portal, which is accessible through www.yieldstreetalternativeincomefund.com and complete and execute a subscription agreement for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount.

The Fund offers up to 100 million shares of common stock, $0.001 par value per share (“shares”), at the Net Asset Value per share. The shares are offered directly by the Fund, and the Fund has not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered. The minimum permitted subscription amount will initially be $20,000 of the shares, although the Fund may waive or increase or decrease this minimum permitted subscription amount from time to time in the Fund’s discretion.

Annual Report | December 31, 2023	29

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

Transactions in shares of common stock were as follows during the year ended December 31, 2023:

	For the	For the
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Common Shares outstanding - beginning of period	12,787,947	9,899,081
Common Shares issued in connection with the at-the-market offering	1,961,972	3,986,168

Common Shares issued as reinvestment dividends	778,075	688,002
Less Shares Redeemed	(1,903,206)	(1,785,304)
Common Shares outstanding - end of period	13,624,788	12,787,947

NOTE 7. REPURCHASE PROGRAM

The Fund intends to offer to repurchase shares on a quarterly basis on such terms as may be determined by the Board of Directors, in its sole discretion, unless, in the judgment of the Fund’s Board of Directors, such repurchases would not be in the Fund’s best interests or would violate applicable law. While it is expected that the Adviser will recommend to the Board, subject to the Board’s discretion, that the Fund conduct repurchases as of the end of each calendar quarter, the Adviser may not recommend a repurchase offer for any quarter in which the Adviser believes it would be detrimental to the Fund for liquidity or other reasons. The Fund will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials delivered to each shareholder.

The Fund will limit the number of shares to be repurchased in any calendar year to 20% of the number of shares outstanding, or 5% in each quarter, though the actual number of shares that the Fund offers to repurchase may be less in light of the limitations noted below. To the extent the Fund’s Board of Directors determines that it is appropriate to do so, the Fund may reduce the repurchase price in any quarter by up to 2% in order to offset the expenses it expects to incur in connection with conducting such repurchase offer. At the discretion of the Fund’s Board of Directors, the Fund may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. A certain amount of cash may be reserved for upcoming investments. The Fund will offer to repurchase such shares at a price equal to the net asset value per share of the Fund’s common stock as of the close of business on the date each share repurchase offer expires. During the year ended December 31, 2023, the Fund repurchased $17,740,414 of securities through the completion of four tender offers that provided shareholders liquidity and distribution of a portion of their principal.

30	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

NOTE 8. DISTRIBUTIONS

The following table reflects the distributions per common share that the Fund declared and paid or are payable to its common shareholders during the year ended December 31, 2023 and the year ended December 31, 2022. Common shareholders of record as of each respective record date were or will be entitled to receive the distribution.

			Dividend
Ex Date	Record Date	Payable Date	Amount per Share	Total Distribution
02/15/2023	02/14/2023	02/22/2023	$0.20	$2,611,693
06/14/2023	06/13/2023	06/21/2023	$0.20	$2,703,808
09/13/2023	09/12/2023	09/20/2023	$0.20	$2,707,093
12/13/2023	12/12/2023	12/20/2023	$0.20	$2,657,385
				$10,679,979

			Dividend
			Amount per
Ex Date	Record Date	Payable Date	Share	Total Distribution
02/14/2022	02/15/2022	02/22/2022	$0.20	$2,166,987
06/15/2022	06/16/2022	06/23/2022	$0.20	$2,318,325
09/14/2022	09/15/2022	09/22/2022	$0.20	$2,414,843
12/14/2022	12/15/2022	12/22/2022	$0.20	$2,497,125
				$9,397,280

Distributions to common shareholders are recorded on the ex-dividend date. The table above includes distributions with record dates during the years ended December 31, 2023 and December 31, 2022 and does not include distributions previously declared to common shareholders of record on any future dates, as those amounts are not yet determinable.

NOTE 9. BANK LINE OF CREDIT

The Fund entered into a Loan Guarantee and Security Agreement (“Line of Credit Agreement”) with Esquire Bank, National Association (“Bank”) to secure a revolving line of credit. Borrowings under the Line of Credit bear interest at the one month SOFR plus 200 basis points. For the year ended December 31, 2023, the Fund used the facility. As of December 31, 2023, the Fund had outstanding borrowings of $20,000,000. Under the Line of Credit Agreement, the Fund is required to maintain a Bank Asset Coverage Ratio equal to or greater than 300%. Bank Asset Coverage Ratio is defined as (1) the sum of (x) the value of all portfolio investments and (y) the total amount of cash on deposit excluding the direct proceeds of any advances under the revolving bank line of credit, divided by (2) the total credit extensions under the line of credit. Pursuant to the Line of Credit Agreement, as of December 31, 2023, the Fund was in compliance with the Bank Asset Coverage Ratio.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 200% after deducting the amount of such distribution or purchase price, as applicable. As of December 31, 2023, the Fund was in compliance with the asset coverage ratio requirements provided in the 1940 Act.

Annual Report | December 31, 2023	31

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

NOTE 10. INCOME TAXES

The Fund’s policy is to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized (after reduction for capital loss carryforwards) gains to shareholders.

The Subsidiaries elected to be treated as C-Corporations for federal and state income tax purposes. State tax returns are filed in various states in which an economic presence exists. Current state taxes consist of income taxes, franchise taxes, business taxes, excise taxes or gross receipts taxes, depending on the state in which the returns are filed. Income taxes are charged based on apportioned income for each state.

In accordance with ASC 740, the Subsidiaries may recognize deferred income taxes for differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at the Fund's fiscal year-end.

The tax character of the distributions paid by the Fund during the year ended December 31, 2023, was as follows:

2023
Distributions Paid From:
Ordinary income	$7,832,478
Return of capital	2,847,501
Total	$10,679,979

32	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

The tax character of the distributions paid by the Fund during the year ended December 31, 2022, was as follows:

2022
Distributions Paid From:
Ordinary income	$4,683,833
Return of capital	4,713,447
Total	$9,397,280

For the year ending December 31, 2023, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from the Fund's limited partner interests in investments in preferred equity which are presented on the Consolidated Schedule of Investments.

Paid-in capital	Distributable Earnings
$(217,258)	$217,258

As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated capital losses	(4,214,986)
Unrealized appreciation	3,771,411
Total	$(443,575)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short Term	Long Term
	$626,760	$3,588,226

Annual Report | December 31, 2023	33

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at December 31, 2023, were as follows:

Cost of investments for income tax purposes	$127,329,539
Gross appreciation (excess of value over tax cost)	$7,820,721
Gross depreciation (excess of tax cost over value)	(4,049,310)
Net unrealized appreciation	$3,771,411

The differences between book-basis and tax-basis are primarily due to the primarily due to the partnerships and defaulted securities.

Deferred income tax assets and liabilities related to temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities and net operating loss carryforwards include the following as of December 31, 2023:

December 31, 2023
Deferred Tax Assets
Net Operating Losses	3,605,274
Deferred Tax Liabilities
Investments	(4,964,131)
Net Deferred Tax Asset/(Liabilities)	$(1,358,857)

The income tax expense (benefit) for the year ended December 31, 2023, consists of the following:

December 31, 2023
Current Expense
Federal	$(46,390)
State	(18,151)
(64,541)
Deferred Expense
Federal	234,077
State	99,533
333,610
Total Income Tax Expense	$269,069

For the year ended December 31, 2023, the provision for income taxes differed from the statutory tax rate (21%) primarily due to adjustments to the Company’s investments in partnerships and state income taxes.

As of December 31, 2023, the Fund has generated federal net operating loss (“NOL”) carryforwards of approximately $16,293,736. Yearly utilization of the NOL carryforwards have certain tax limitations and do not expire. In addition, the Company has approximately $4,177,534 of state NOL carryovers.

34	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

NOTE 11. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

Credit Risk: Credit risk is the risk that one or more fixed income securities in our portfolio will decline in price or fail to pay interest or principal when due as a result of a decline in the financial status of the issuer of the security. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent that the Fund invests in below investment grade securities, the Fund will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. In addition, to the extent the Fund uses credit derivatives, such use will expose the Fund to additional risk in the event that the bonds underlying the derivatives default and/or the counterparty fails to perform. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities.

Although the Fund expects to invest in investments that are directly or indirectly secured by collateral, the Fund may be exposed to losses resulting from default and foreclosure of any such investments in which the Fund has invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of the investments. No guarantee can be made regarding the adequacy of the protection of our security in the investments in which the Fund invests. Moreover, in the event of foreclosure or default, the Fund may assume direct ownership of any assets collateralizing such defaulted investments where we are the lender of record. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such investments, resulting in a loss. Any costs or delays involved in the effectuation of processing foreclosures or liquidation of the assets collateralizing such investments will further reduce proceeds associated therewith and, consequently, increase possible losses. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of our rights.

Investing involves the possibility of the Fund's investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers or issuers whose investments the Fund holds, either directly or indirectly through participation agreements. The investments may also be subject to fraudulent behavior by an originator, a joint venture partner, manager or other service provider. Such inaccuracy or incompleteness of representations or fraudulent behavior may adversely affect the valuation of our investments and, in the case of investments, may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The quality of the Fund's investments is subject to the accuracy of representations made by the underlying issuers. The Fund will rely upon the accuracy and completeness of representations made by borrowers, issuers, originators, other counterparties, joint venture partners, managers and other service providers and cannot guarantee that the Fund will detect occurrences of fraud. Under certain circumstances, payments by borrowers or issuers to the Fund may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential distribution.

Annual Report | December 31, 2023	35

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

Concentration Risk: To the extent that the Fund portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Debt Securities Risk: When the Fund invests in debt securities, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

Liquidity Risk: The Fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the Fund may have to sell them at a loss.

Market Risk: Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Money Market Fund Risk: The Fund may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund's liquidity falls below required minimums.

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YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

Prepayment and Extension Risk: Certain fixed-income securities are subject to the risk that the securities may be paid off earlier or later than expected, especially during periods of falling or rising interest rates, respectively. Prepayments of obligations could cause the Fund to forgo future interest income on the portion of the security's principal repaid early and force the Fund to reinvest that money at the lower prevailing interest rates. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the Fund's performance.

LIBOR: Most LIBOR settings are no longer published as of June 30, 2023. While some instruments may address a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, and an increasing number of existing U.S. dollar debt instruments will be amended to provide for a benchmark reference rate other than LIBOR, not all instruments will have such provisions and there is significant uncertainty regarding the effectiveness of alternative methodologies and the potential for short-term and long-term market instability. These matters may result in a sudden or prolonged increase or decrease in reported benchmark rates, benchmark rates being more volatile than they have been in the past, and/or fewer debt instruments utilizing given benchmark rates as a component of interest payments. Additionally, in connection with the adoption of another benchmark as a replacement for LIBOR in a debt instrument's documentation, the interest rate (or method for calculating the interest rate) applicable to that debt instrument may be modified to account for differences between LIBOR and the applicable replacement benchmark used to calculate the rate of interest payable in respect of that instrument, which modification may be based on industry-accepted spread adjustments or recommendations from various governmental and non-governmental bodies. Because of the uncertainty regarding the nature of any replacement rate, the Fund cannot reasonably estimate the impact of the anticipated transition away from LIBOR at this time. If the LIBOR replacement rate is lower than market expectations, there could be an adverse impact on the value of debt instruments with floating or fixed-to-floating rate coupons and, in turn, a material adverse impact on the value of the Fund. The transition away from LIBOR may affect the cost of capital, may require amending or restructuring debt instruments for the Fund, and may impact the liquidity and/or value of floating rate instruments based on LIBOR that are held or may be held by the Fund in the future, which may result in additional costs or adversely affect the Fund's liquidity, results of operations, and financial condition. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Secured Loan Risk: Secured loans hold the most senior position in the capital structure of a borrower. Secured loans in most circumstances are fully collateralized by assets of the borrower. Thus, secured loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured loans may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Annual Report | December 31, 2023	37

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

Secured loans may include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. In general, loans unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

NOTE 12. COMMITMENTS AND CONTINGENCIES

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market. At December 31, 2023, the Fund had unfunded commitments shown below:

Investment	As of December 31, 2023
9RPJ1 Partners, LP	$1,682,357
Choice Hotels - Cheyenne	6,625,000
Lending Point	1,225,117

38	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

NOTE 13. FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights for the year ended December 31, 2023.

				For the Period
				March 9, 2020
	For the	For the	For the	(Commencement of
	Year Ended	Year Ended	Year Ended	Operations) to
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$9.08	$9.65	$9.91	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.67	0.72	0.70	0.28
Net realized and unrealized gain/(loss) on investments	0.23	(0.49)	(0.16)	0.16
Total Income from Investment Operations	0.90	0.23	0.54	0.44

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.59)	(0.40)	(0.70)	(0.25)
From tax return of capital	(0.21)	(0.40)	(0.10)	(0.28)
Total Distributions to Common Shareholders	(0.80)	(0.80)	(0.80)	(0.53)
Net asset value per common share - end of period	$9.18	$9.08	$9.65	$9.91
Total Investment Return - Net Asset Value(b)	10.19%	2.42%	5.66%	4.45%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$125,123	$116,123	$95,487	$44,800

Annual Report | December 31, 2023	39

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

							For the Period
							March 9, 2020
	For the		For the		For the		(Commencement of
	Year Ended		Year Ended		Year Ended		Operations) to
	December 31, 2023		December 31, 2022		December 31, 2021		December 31, 2020
Total Expenses excluding current and deferred income tax expense and waivers	3.70%		3.20%		4.69%		12.43	%(c)
Total Expenses excluding current and deferred income tax expense and including waivers	2.04%		1.24%		1.25%		0.72	%(d)
Ratio of net investment income to average net assets excluding waiver, and excluding tax	5.61%		5.75%		–%		–%
Total Expenses including current and deferred income tax expense and waivers(e)	3.13%		2.25%		–%		–%
Ratio of taxes from consolidated subsidiaries entities to average net assets	1.09%		1.02%		–%		–%
Ratio of net investment income to average net assets including waiver, and including tax	6.17	%(e)	6.70	%(e)	7.10	%(e)	3.45	%(d)(e)
Portfolio turnover rate	86%		70%		46%		12	%(f)

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and is not annualized.
(c)	These ratios to average net assets have been annualized except for the non-recurring organizational expenses which have not been annualized.
(d)	Annualized.
(e)	Includes current and deferred income taxes associated with each component of the Statement of Operations
(f)	Not annualized.

40	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Notes to Consolidated Financial Statements
December 31, 2023

NOTE 14. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 15. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the consolidated financial statements.

Annual Report | December 31, 2023	41

YieldStreet Alternative Income Fund	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Yieldstreet Alternative Income Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Yieldstreet Alternative Income Fund Inc. (the "Fund") (formerly known as Yieldstreet Prism Fund Inc.), including the consolidated schedule of investments, as of December 31, 2023, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related consolidated notes to the financial statements (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations and cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the period from March 9, 2020 (commencement of operations) to December 31, 2020, were audited by other auditors, whose report, dated March 1, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

February 29, 2024

We have served as the auditor of Yieldstreet Alternative Income Fund Inc. since 2021.

42	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Additional Information
December 31, 2023 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Forms N-PORT will be available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at (844) 943-5378.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (844) 943-5378, on the Fund’s website located at www.yieldstreetalternativeincomefund.com, and on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling (844) 943-5378 and on the SEC’s website at www.sec.gov. The Fund's Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling (844) 943-5378.

Annual Report | December 31, 2023	43

YieldStreet Alternative Income Fund	Privacy Policy
December 31, 2023 (Unaudited)

Notice of Privacy Policy and Practices. YieldStreet Alternative Income Fund Inc. (the “Fund”) is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. YieldStreet Inc., which wholly owns and controls the investment adviser of the Fund, YieldStreet Management, LLC, has adopted the privacy policy (the “Privacy Policy”) available at "https://yieldstreetalternativeincomefund.com/#privacy-policy." The Privacy Policy is also provided by YieldStreet Inc. on behalf of the Fund and serves as the Fund’s privacy policy.

44	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Distribution Reinvestment Policy
December 31, 2023 (Unaudited)

Distribution Reinvestment Policy. The Fund has adopted a distribution reinvestment plan administered by DST Systems, Inc. (“Transfer Agent”), pursuant to which Fund shareholders may elect to have the full amount of their cash distributions (either income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, reinvested in additional shares of the same class. The Board of Directors adopted an amended and restated DRP on February 19, 2021.

The Fund has adopted an “opt out” distribution reinvestment plan pursuant to which the full amount of each new stockholder’s cash distributions will be reinvested in additional shares unless you opt out of the plan by delivering a written notice to our reinvestment agent. If your shares are held by a broker or other financial intermediary and you wish to opt out of the plan, you should notify your broker or other financial intermediary. Current stockholders will not participate in the plan unless you have previously enrolled in, or if previously opted out, enroll in, the distribution reinvestment plan. Any distributions of our shares pursuant to the Fund's distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Fund's distribution reinvestment plan are free to revoke their participation in the distribution plan within a reasonable time as specified in the plan. If you elect to no longer participate in the plan you will receive any distributions the Fund declares in cash. If our Board of Directors authorizes, and the Fund declares, a cash distribution, and you have not opted out of the plan, then you will have your cash distributions reinvested in additional shares, rather than receiving the cash distributions. During this offering, the Fund generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Fund's distribution reinvestment plan will have the same voting rights as the Fund's shares offered pursuant to this prospectus. No commissions or fees will be assessed pursuant to the Fund's distribution reinvestment plan. You will be subject to income tax on the amount of any dividends you receive, even if you participate in the Fund's distribution reinvestment plan and do not receive such dividends in the form of cash.

If you wish to receive your distribution in cash, you must deliver a written notice to the Fund's reinvestment agent. If you are a registered stockholder, you will automatically have your entire distribution reinvested in shares and the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form.

The Fund intends to use newly issued shares to implement the plan and determine the number of shares the Fund issue to you as follows:

●	To the extent the Fund’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

o	during any period when the Fund is making a “best-efforts” public offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to 100% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

Annual Report | December 31, 2023	45

YieldStreet Alternative Income Fund	Distribution Reinvestment Policy
December 31, 2023 (Unaudited)

o	during any period when the Fund is not making a “best-efforts” offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.

●	To the extent the Fund’s shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by the Board of Directors for such distribution.

There will be no sales charges to you if you elect to participate in the distribution reinvestment plan. The Fund will pay the reinvestment agent’s fees under the plan.

If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

The Fund reserves the right to amend, suspend or terminate the distribution reinvestment plan. The Fund may terminate the plan upon notice delivered to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your participation in the plan from within the YieldStreet Portal.

All correspondence concerning the plan should be directed to the reinvestment agent by electronic mail at YieldStreet Alternative Income Fund Inc., investments@yieldstreetalternativeincomefund.com or by telephone at (844) 943-5378.

The Fund has filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the plan administrator or by contacting the Fund.

46	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Directors and Officers
December 31, 2023 (Unaudited)

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The Fund Board of Directors consists of five members, three of whom are not “interested persons” of the Adviser as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as independent directors. As the Fund is not required to hold regular annual meetings of stockholders, the directors are elected for indefinite terms. The Fund is prohibited from making loans or extending credit, directly or indirectly, to the directors or executive officers under section 402 of the Sarbanes-Oxley Act.

Directors

Information regarding our Board of Directors is set forth below. The Fund has divided the directors into two groups—interested directors and independent directors. The address for each director is c/o YieldStreet Alternative Income Fund, 300 Park Avenue, 15th Floor, New York, NY 10022. The Fund's Statement of Additional Information about the Directors and is available, without charge, upon request, by calling (844) 943-5378 and on the SEC's website at www.sec.gov.

Interested Directors

The following directors are “interested persons” as defined in the 1940 Act. The Fund is not part of a “fund complex” as that term is defined in the Form N-2.

Number of
		Term at		Portfolios in
		Office and		Fund	Directorships
Name,	Position(s)	Length of		Complex	Held by
Address	Held with	Time	Principal Occupation(s)	Overseen by	Director During
and Age	Company	Served	During Past 5 Years	Director	Past 5 Years
Michael Weisz Birth Year: 1988	Director, President and Chief Executive Officer	Director since October 2019	Since 2015, Mr. Weisz has served as President and Chief Investment Officer of our Adviser and as the President of YieldStreet. Since 2013, Mr. Weisz has served as Chief Investment Officer of Soli Capital, a specialty finance lender and investor with an affinity to litigation finance	1	N/A

Annual Report | December 31, 2023	47

YieldStreet Alternative Income Fund	Directors and Officers
December 31, 2023 (Unaudited)

Independent Directors

The following directors are not “interested persons” as defined in the 1940 Act.

				Number of
		Term at		Portfolios in
		Office and		Fund	Directorships
Name,	Position(s)	Length of		Complex	Held by
Address	Held with	Time	Principal Occupation(s)	Overseen by	Director During
and Age	Company	Served	During Past 5 Years	Director	Past 5 Years
John C. Siciliano Birth Year: 1954	Director and Chairman of the Board	Director since October 2019	Senior Advisor to Accenture plc since July 2021; Chairman at Avondale Strategies, LLC since May 2019; CEO of Creighton AI since February 2022- February 2023; Special Litigation Trustee of the Infinity Q Alpha Fund since March 2022; Senior Managing Director and Global Strategy Leader, Asset and Wealth Management at PricewaterhouseCoopers, LLP from September 2012 until May 2019	1	Board Member at Sabre Corp. from April 2019 to April 2021; Trustee and Audit Committee Chair at Pacific Global ETFs, a Pacific Life Company from December 2018 to October 2021.
William M. Riegel Birth Year: 1955	Director	Director since October 2019	Chief Investment Officer and Senior Managing Director at TIAA Asset Management from June 2013 until April 2017	1	Independent Board member of the Strategic Investment Group since July 2022
George D. Riedel, Birth Year: 1963	Director	Director since October 2022	T. Rowe Price Group, Head of US Intermediaries	1	Board of Directors, CFG Bank, since June 2010.

48	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Directors and Officers
December 31, 2023 (Unaudited)

Information about Executive Officers Who are Not Directors

The address for our executive officers is c/o YieldStreet Alternative Income Fund Inc., 300 Park Avenue, 15th Floor, New York, NY 10022. We are not part of a “fund complex” as that term is defined in the Form N-2.

Name, Address	Position(s) Held	Term at Office and	Principal Occupation(s)
and Age	with Company	Length of Time Served	During Past 5 Years
Timothy Schott Birth Year: 1971	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer since December 2022	Chief Financial Officer, Yieldstreet, since July 2022; Chief Financial Officer, Associated Capital Group Inc., 2021-2022; Chief Accounting Officer, Tiptree Inc., 2016-2020
Ivor Wolk Birth Year: 1964	General Counsel and Secretary	General Counsel and Secretary since December 2018	General Counsel at YieldStreet since October 2017; Partner at Cohen Tauber Spievack & Wagner P.C., a law firm, from November 2016 to October 2017; Partner at Pastore & Dailey LLC from May 2014 to November 2016; General Counsel at NewOak Capital, LLC, a broker- dealer and capital markets advisory firm, from January 2012 to May 2014
Douglas N. Tyre Birth Year: 1980	Chief Compliance Officer	Chief Compliance Officer since October 2019	Compliance Director, Cipperman Compliance Services, LLC, since July 2019; Assistant Compliance Director, Cipperman Compliance Services, LLC, January 2019 to June 2019; Manager, Cipperman Compliance Services, LLC, April 2014 to December 2017.
Americo Arias, Birth Year: 1993	External Reporting Director, Technical Accounting	External Reporting Director, Technical Accounting since June 2023	External Reporting Director, Technical Accounting, Yieldstreet, since June 2023; Manager, Deal Advisory & Strategy, Accounting Advisory Services, 2017-2023

Annual Report | December 31, 2023	49

YieldStreet Alternative Income Fund	Directors and Officers
December 31, 2023 (Unaudited)

Name, Address	Position(s) Held	Term at Office and	Principal Occupation(s)
and Age	with Company	Length of Time Served	During Past 5 Years
Nazar Stelmakh, Birth Year: 1995	Vice President	Vice President since November 2022	Associate, Private Client Group, Yieldstreet since May 2022; Business Development Associate, Private Banking Group, Morgan Stanley, November 2020 through May 2022; Associate, Institutional Investment Sales, Meridian Capital Group, February 2020 through November 2020; Credit Risk Analyst, Morgan Stanley, February 2018 through February 2020
Ted Yarbrough, Birth Year: 1968	Chief Investment Officer	Chief Investment Officer since July 2023	Chief Investment Officer, YieldStreet, since May 2023; Global Co-Head of Institutional Credit Management, Chief Investment Officer of Global Spread Products division, Global Head of Structured Finance, Global Head of Securitized Products, Citigroup, since prior to 2018.

Timothy Schott. Mr. Schott has served as Chief Financial Officer of Yieldstreet since July 2022 and Chief Financial Officer and Treasurer of the Company since December 2022. Prior to joining Yieldstreet, he served as Chief Financial Officer of Associated Capital Group, a New York Stock Exchange listed registered alternative investment adviser, from 2021-2022, and Chief Accounting Officer of Tiptree Inc., a Nasdaq-listed private equity holding company from 2016-2022. Previously, Mr. Schott was employed as Global Finance, Director of Accounting Policy at Lazard Ltd., from 2011-2016, and at Deloitte &Touche, LLP, from 1992-2011, where he served most recently as a Partner. Mr. Schott earned his Bachelor of Science degree in accounting from Fairfield University. He is a licensed certified public accountant in the State of New York and is a member of the American Institute of Certified Public Accountants.

Ivor Wolk. Mr. Wolk has served as General Counsel at Yieldstreet since October 2017. He started his career at Davis Polk & Wardwell before holding senior investment banking legal roles at WestLB, Barclays Capital and Dresdner Kleinwort. Prior to joining Yieldstreet, Mr. Wolk also served as General Counsel at NewOak Capital, LLC, a broker-dealer and capital markets advisory firm from January 2012 to May 2014. In addition, Mr. Wolk was a partner at Pastore & Dailey LLC from May 2014 to November 2016 and at Cohen Tauber Spievack & Wagner P.C. from November 2016 to October 2017, where he focused his practice on corporate and securities law. Mr. Wolk graduated cum laude with a Bachelor of Commerce and law degree from the University of the Witwatersrand, South Africa, and holds a Master of Laws degree from the University of Cambridge, England.

50	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Directors and Officers
December 31, 2023 (Unaudited)

Douglas N. Tyre. Mr. Tyre has served as our Chief Compliance Officer since October 2019. He works as a Compliance Director at Cipperman Compliance Services, LLC (“CCS”) and serves as a Chief Compliance Officer for a number of CCS’ clients. Prior to joining CCS, Mr. Tyre worked at Echo Point Investment Management LLC (“Echo Point”), an affiliate of Old Mutual Asset Management, where he was primarily responsible for coordinating investment operations functions, client service and reporting, proxy voting and marketing support. Prior to his experience at Echo Point, he worked at The Vanguard Group and Morgan Stanley Investment Management, serving in various operations and client service positions. Mr. Tyre earned a B.S. from Cornell University and an MBA from Villanova University.

Ted Yarbrough. Ted Yarbrough joined Yieldstreet in 2023 as the firm’s Chief Investment Officer, and is responsible for all investment origination, underwriting, and risk management of the $1.5+ billion Yieldstreet portfolio, across a variety of alternative assets classes, including real estate, specialty finance, private credit, art, third party funds, and structured notes.

Ted joined Yieldstreet after a 28 year career at Citigroup and its predecessor companies. While at Citi, Mr Yarbrough held leadership positions across various banking and markets platforms, including Global Head of Securitized Products, Global Head of Structured Finance, Chief Investment Officer of the Global Spread Products division, and Global Co-Head of Institutional Credit Management. In these roles, Ted was responsible for capital markets, financing and risk management across a broad array of alternative asset classes, including real estate, consumer and commercial receivables, equipment, transportation, project finance, infrastructure, and renewable energy, and oversaw asset portfolios in excess of $100 billion.

Mr. Yarbrough served on the Board of Directors of Citigroup Global Markets Inc. , and was a member of the firm’s Banking and Markets management committees, as well as the Risk Committee for Citi’s Institutional Client Group.

Ted is a graduate of Princeton University.

Annual Report | December 31, 2023	51

YieldStreet Alternative Income Fund	Results of Special Shareholder Meeting
December 31, 2023 (Unaudited)

A special meeting of shareholders was held on October 19, 2023. The results of votes taken among shareholders on the proposals before them are reported below. Each vote (or fractional portion thereof) reported below represents one share (or fractional portion thereof) held on the record date for the meeting. As shown in detail below, shareholders (1) approved a new sub-advisory agreement between YieldStreet Management, LLC and Prytania Investment Advisors LLP with respect to the Fund, (2) approved an amendment to the investment advisory agreement between YieldStreet Management, LLC and the Fund that would allow for the Fund to bear certain in-house legal expenses incurred by YieldStreet Management, LLC in connection with the operation of the Fund, and (3) elected each of George D. Riedel and Ted Yarbrough to serve as a director of the Fund until his respective successor is duly elected and qualified. In addition to Messrs. Riedel and Yarbrough, Messrs. John C. Siciliano, William M. Riegel and Michael Weisz continue to serve as directors of the Fund until their respective successors are duly elected and qualified.

Proposal 1: The approval of a new sub-advisory agreement between YieldStreet Management, LLC and Prytania Investment Advisors LLP with respect to the Fund.

	# of votes	% of votes
Affirmative	6,162,020.83	91.95%
Against	371,810.47	5.55%
Withheld	167,459.03	2.50%
Total	6,701,290.33	100.00%

Proposal 2: The approval of an amendment to the investment advisory agreement between YieldStreet Management, LLC and the Fund that would allow for the Fund to bear certain in-house legal expenses incurred by YieldStreet Management, LLC in connection with the operation of the Fund.

	# of votes	% of votes
Affirmative	6,532,920.97	94.94%
Against	271,689.37	3.95%
Withheld	76,679.97	1.11%
Total	6,881,290.31	100.00%

Proposal 3a: The election of George D. Riedel to serve as a director of the Fund until his respective successor is duly elected and qualified.

	# of votes	% of votes
Affirmative	6,388,742.70	95.34%
Against	312,547.62	4.66%
Withheld
Total	6,701,290.32	100.00%

52	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund	Results of Special Shareholder Meeting
December 31, 2023 (Unaudited)

Proposal 3b: The election of Ted Yarbrough to serve as a director of the Fund until his respective successor is duly elected and qualified.

	# of votes	% of votes
Affirmative	6,388,373.73	95.33%
Against	312,916.60	4.67%
Withheld
Total	6,701,290.33	100.00%

Annual Report | December 31, 2023	53

Yieldstreet
Yieldstreet Alternative Income Fund, Inc.

Copyright © 2023 Yieldstreet Alternative Income Fund, Inc.
All Rights Reserved

(b)           Not applicable to this filing.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were no material changes made to provisions of the code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one audit committee financial expert serving on its audit committee. John Siciliano is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)            Audit Fees – The aggregate fees billed for the fiscal years ended December 31, 2022 and December 31, 2023 for professional services rendered by Deloitte & Touche LLP, the principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $152,500 and $165,000, respectively.

(b)            Audit-Related Fees – The aggregate fees billed for the fiscal years ended December 31, 2022 and December 31, 2023 for assurance and related services by Deloitte & Touche LLP that are reasonably related to the performance of the audit of the Registrant’s financial statements and which are not reported under (a) of this Item were $0 and $0, respectively.

(c)            Tax Fees – The aggregate fees billed in the last two fiscal years for professional services rendered by Deloitte & Touche LLP for the review of the Registrant’s income tax returns, excise tax returns, dividend calculations, and tax compliance advice were $25,883 for the fiscal year ended December 31, 2022 and $49,685 for the fiscal year ended December 31, 2023.

(d)            All Other Fees – The aggregate fees billed for the last fiscal year for products and services provided by Deloitte & Touche LLP, other than the services reported in (a) through (c) of this Item, were $0 for the fiscal year ended December 31, 2022 and $0 for the fiscal year ended December 31, 2023.

(e)            (1) Pursuant to its charter, the Registrant’s audit committee is required to pre-approve all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

                (2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)             None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended December 31, 2023 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)            The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the last two fiscal years of the Registrant were $25,883 in December 31, 2022 and $73,700 in December 31, 2023.

(h)            Not applicable to this filing.

(i)             Not applicable to this filing.

(j)             Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C 78c(a)(58)(A)), and is comprised of John Siciliano, William Riegel, and George Riedel.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this N-CSR.

(b) Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board of Directors, the voting of proxies relating to its voting securities to its adviser. A copy of the Registrant’s Proxy Voting Procedures are filed with this N-CSR under Item 13(c).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Ted Yarbrough, Chief Investment Officer, and Sirisha Prasad, Fund Manager.

(a)(1) The following table provides biographical information about the Portfolio Managers as of the date of this filing:

Name	Position(s) Held With Registrant and Length of Time Served	Principal Occupation During Past 5 Years
Ted Yarbrough	Chief Investment Officer, Since 2023	Global Co-Head of Institutional Credit Management, Chief Investment Officer of Global Spread Products division, Global Head of Structured Finance, Global Head of Securitized Products, Citigroup, since prior to 2018.
Sirisha Prasad	Fund Manager, Since 2022	Vice President at Morgan Stanley Senior Associate at ICONIQ Capital.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of December 31, 2023:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Ted Yarbrough
Other Pooled Investment Vehicles	182	$1.26 billion	22	$258.1 million
Other Accounts	—	—	—	—
Registered Investment Companies	—	—	—	—

Sirisha Prasad
Other Pooled Investment Vehicles	1	$37.4 million	—	—
Other Accounts	—	—	—	—
Registered Investment Companies	—	—	—	—

Portfolio Manager’s Material Conflicts of Interest

Each of Mr. Yarbrough and Ms. Prasad may serve as an officer, director, or principal of entities that operate in the same or related lines of business as we do or of investment funds managed by our Adviser or our affiliates. Accordingly, each may have obligations to investors in those entities that may require him or her to devote time to services for other entities, which could interfere with the time available to provide services to us. In addition, although other investment funds managed by our Adviser may have different primary investment objectives than we do, they may from time to time invest in asset classes similar to those targeted by us. Our Adviser is not restricted from raising an investment fund with investment objectives similar to ours. Furthermore, we may not be given the opportunity to participate in certain investments made by such entities.

As a result of the arrangements described above, there may be times when one or more of our portfolio managers may have interests that differ from those of our stockholders, giving rise to a conflict of interest.

(a)(3) Compensation Overview of Investment Professionals Employed by the Adviser

The discussion below describes the compensation of our portfolio manager and certain investment professionals employed by the Adviser who provide services to us.

None of our investment personnel, including our portfolio manager, receives any direct compensation from us in connection with the management of our portfolio.

The specific form of compensation of our Adviser’s other investment professionals may also include a variety of components and may vary from year to year based on a number of factors. Specifically, a particular investment professional employed by our Adviser may also receive all or some combination of a salary and a bonus.

Base Compensation

Generally, when a particular investment professional receives base compensation, it is based on their individual seniority and their position within the applicable firm.

Discretionary Compensation

In addition to base compensation, a particular investment professional may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

(a)(4) Securities Ownership of Our Portfolio Manager

The following table sets forth, as of the date of this N-CSR, the dollar range of our equity securities beneficially owned by the portfolio manager, based on the initial public offering price of $10 per share.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Ted Yarbrough	$10,001–$50,000
Sirisha Prasad	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b) Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
March 2023	405,717	$9.24	405,717	N/A
June 2023	686,576	$9.36	686,576	N/A
September 2023	403,690	$9.25	403,690	N/A
November 2023	407,221	$9.27	407,221	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Ex99.Cert.

(a)(3)	Not applicable to this filing.

(a)(4)	Not applicable to this filing.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)	Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	YieldStreet Alternative Income Fund Inc.

By (Signature and Title)	/s/ Michael Weisz
Michael Weisz, Chief Executive Officer (Principal Executive Officer)

Date:	March 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Michael Weisz
Michael Weisz, Chief Executive Officer (Principal Executive Officer)

Date:	March 11, 2024

By (Signature and Title)	/s/ Timothy Schott
Timothy Schott, Chief Financial Officer and Treasurer (Principal Financial Officer)

Date:	March 11, 2024